STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information for the Funds is revised as follows:

The following is added to the section "ORGANIZATION AND HISTORY":

On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), the ultimate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.



ANN-36/575B                                                   November 20, 2000